SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 FORM 8-K/A-2

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act 1934




Date of Report:  June 28, 1996



                           U.S. DIAGNOSTIC LABS INC.
- ------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                                   DELAWARE
- ------------------------------------------------------------------------------
                (State of other jurisdiction of incorporation)


        1-13392                                               11-3146389
- ------------------------------------------------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


777 South Flagler Drive, Suite 1006, West Tower, West Palm Beach, Florida
- ------------------------------------------------------------------------------
              (Address of principal executive offices)

                                     33401
                                 ------------
                                  (Zip Code)


Registrant's telephone no. including area code:  (407) 832-0006
                                               -------------------------------






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


Attached hereto is the pro forma statement of operations of U.S. Diagnostic Labs Inc for the year ended December 31, 1995.















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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            U.S. DIAGNOSTIC LABS INC.



                                            /s/ Jeffrey A. Goffman
                                            ----------------------------
                                            Jeffrey A. Goffman, Chairman

Dated: August 27, 1996






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


U.S DIAGNOSTIC LABS INC.

- ------------------------------------------------------------------------------
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 1995 [IN THOUSANDS][UNAUDITED]
- ------------------------------------------------------------------------------

                                                     HISTORICALS
                                  ------------------------------------------------                                   PRO FORMA
                                                 US        ALLEGHENY                  OTHER         PRO FORMA            AS
                                     USDL      IMAGING       GROUP        MEDITEK  ACQUISITIONS     ADJUSTMENTS       ADJUSTED
                                  -----------  --------  -------------  ---------- ------------   --------------     -----------
NET REVENUES                         $28,839   $10,583         $8,581     $14,766      $27,325          $    90         $90,184
GENERAL AND ADMINISTRATIVE
  EXPENSES                            19,836     5,854          4,723      12,496       19,684           (4,274)[A]      58,319
INTEREST EXPENSE                       1,276       528             55         277        1,252            7,084 [B]      10,472
DEPRECIATION AND AMORTIZATION          3,003     1,119            656       1,275        2,355            2,013 [C]      10,421
OTHER [INCOME] EXPENSE                   276      (16)           (28)         (7)        (692)                -           (467)
NON-CASH FINANCE CHARGE                  414         -              -           -            -            (414) [D]           -
MINORITY INTEREST                        280         -              -         144          841                -           1,265
                                  -----------  --------  -------------  ---------- ------------   --------------     -----------
  INCOME BEFORE ADJUSTMENT FOR
    EXTRAORDINARY ITEM &
    INCOME TAXES                       3,754     3,098          3,175         581        3,885          (4,319)          10,174
INCOME TAXES PRO FORMA                   729     1,074          1,270         305        1,461          (1,542)           3,297
                                  -----------  --------  -------------  ---------- ------------   --------------     -----------
  INCOME BEFORE EXTRAORDINARY
    ITEM                               3,025     2,024          1,905         276        2,424          (2,777)           6,877
EXTRAORDINARY ITEM [NET OF TAX
  EFFECT]                                306         -              -           -            -                -             306
                                  -----------  --------  -------------  ---------- ------------   --------------     -----------
NET INCOME                           $ 3,331   $ 2,024         $1,905     $   276      $ 2,424         $(2,777)         $ 7,183
                                  ===========  ========  =============  ========== ============   ==============     ===========
EARNINGS PER COMMON SHARE:
  Primary
    Earnings Before                  $  0.61                                                                            $  0.93
    Extraordinary Item                  0.06                                                                               0.04
                                  -----------                                                                        -----------
    NET EARNINGS                     $  0.67                                                                            $  0.97
                                  ===========                                                                        ===========
  Fully Diluted
    Earnings Before                  $  0.57                                                                            $  0.70
    Extraordinary Item                  0.03                                                                               0.01
                                  -----------                                                                        -----------
    NET EARNINGS                     $  0.60                                                                            $  0.71
                                  ===========                                                                        ===========
WEIGHTED AVERAGE NUMBER OF
    COMMON SHARES AND
    EQUIVALENT SHARES
    OUTSTANDING:
    Primary                        4,996,021                                                                          7,425,104
                                  ===========                                                                        ===========
    Fully Diluted                 11,761,427                                                                         21,954,456
                                  ===========                                                                        ===========



See Notes to Combined Condensed Financial Statements





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US DIAGNOSTICS LABS, INC.

NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

[A] Adjusts for the effects of the new employment contracts, radiologists' agreements, and management fee agreements pursuant to the acquisitions plus other identifiable elimination of certain expenses.

[B] Adjusts interest expense due to the issuance of the notes in connection with the acquisitions.

[C] Adjusts amortization expense to properly reflect the allocation of the purchase price as required per purchase accounting for each of the acquisitions.

[D] Adjusts for the elimination of non-recurring non-cash finance charge incurred in connection with the June 1995 bridge financing.